                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (Date of earliest event reported): AUGUST 13, 2002



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



        1-12733                                           41-1746238
(Commission File Number)                    (I.R.S. Employer Identification No.)


         5211 CASCADE ROAD SE - SUITE 300, GRAND RAPIDS, MICHIGAN 49546
               (Address of Principal Executive Offices)    (Zip Code)


                                 (616) 802-1600
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.       Other Events

         On August 13, 2002, the Registrant issued a press release announcing that it is resuming its stock repurchase program. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

                  99.1 Press release dated August 13, 2002 - Tower Automotive
                       Announces Resumption of Share Repurchase Program

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              TOWER AUTOMOTIVE, INC.



Date:  August 13, 2002        By: /s/ Anthony A. Barone
                                  -------------------------------------------
                              Name:  Anthony A. Barone
                              Title:  Vice President and Chief Financial Officer
                              (Principal Accounting and Financial Officer)